SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549

                                  FORM 8-K

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


Date of Report (date of earliest event reported):      July 25, 1997

EQUIVANTAGE ACCEPTANCE CORPORATION (as sponsor under the Pooling and Servicing Agreement dated as of February 1, 1995 providing for the issuance of EquiVantage Home Equity Loan Trust 1995-1 Home Equity Loan Asset-Backed Certificates, Series 1995-1)


                  EquiVantage Home Equity Loan Trust 1995-1
           (Exact name of registrant as specified in its charter)



    New York                33-87040-05         76-0448074
(State or Other Jurisdiction       (Commission                (I.R.S.
                                                              Employer
of Incorporation)           File Number)               Identification No.)


c/o EquiVantage Acceptance Corporation
Attention: John E. Smith
13111 Northwest Freeway   Houston, TX                   77040
(Address of Principal Executive Offices)               (Zip Code)



Registrant's telephone number, including area code:     (713) 895-1900




Item 5.       Other Events

              On behalf of EquiVantage Home Equity Loan
              Trust 1995-1 Home Equity Loan Asset-Backed
              Certificates Series 1995-1, a Trust created pursuant to the Pooling and Servicing Agreement, dated February 1, 1995, by The First National Bank of Chicago, as trustee for the Trust, the Trustee has caused to be filed with the Commission, the Monthly Report dated July 25, 1997. The Monthly Report is filed pursuant to and in accordance with current Commission policy in the area. The filing of the Monthly Report will occur subsequent to each monthly distribution to the holders of the Trust's Class A-1 and Class A-2 Certificates, Due March 25, 2025.


              A.     Monthly Report Information:
                     Aggregate distribution information for the current distribution date July 25, 1997.

                     Principal     Interest     Ending Balance

                     $593,638.37   $89,910.05   $14,491,359.41

              B. No delinquency in payment under the Certificate Insurance Policy has occurred.

              C.     Have any deficiencies occurred?   NO.
                            Date:
                            Amount:

              D.     Were any amounts paid or are any amounts payable
                     under the Certificate Insurance Policy?   NO
                            Amount:

              E. Are there any developments with respect to the Certificate Insurance Policy? NONE.

              F.     Item 1: Legal Proceedings:        NONE

              G.     Item 2: Changes in Securities:    NONE

              H.     Item 4: Submission of Matters to a Vote of Security
                     Holders: NONE

              I. Item 5: Other Information - Form 10-Q, Part II - Items 1,2,4,5 if applicable: NOT APPLICABLE



Item 7. Monthly Statements and Exhibits

        Exhibit No.

              1.     Monthly Distribution Report for July 25, 1997.



                            EquiVantage Home Equity Loan Trust
                     Home Equity Loan Asset-Backed Certificates
                                            Series 1995-1

Distribution Date:       25-Jul-97


        Beginning                                                    Ending
       Certificate     Principal      Interest         Total       Certificate
Class    Balance     Distribution   Distribution   Distribution      Balance
 A-1     4384772.62      335790.51       31058.81      366849.32     4048982.11
 A-2    10700225.16      257847.86       58851.24      316699.10    10442377.30

  R            0.00           0.00           0.00           0.00           0.00

TOTAL   15084997.78      593638.37       89910.05      683548.42    14491359.41


                            AMOUNTS PER $1,000 UNIT
        Beginning                                                    Ending
       Certificate     Principal      Interest         Total       Certificate
Class    Balance     Distribution   Distribution   Distribution      Balance
 A-1   289.25210238    22.15123095     2.04886932    24.20010027   267.10087143
 A-2   339.65733930     8.18486684     1.86811542    10.05298226   331.47247246

              PASS THROUGH RATES

      Original Pass  Current Pass     Next Pass
Class Through Rate   Through Rate   Through Rate  Record Date         CUSIP
 A-1        8.50000%       8.50000%       8.50000%     30-Jun-97 29476YAA7
 A-2        6.97500%       6.60000%       6.53750%     24-Jul-97 29476YAB5

  R              NA             NA             NA


SPONSOR:            EquiVantage Acceptance Corp.
SERVICER:           Transworld Mortgage Corporation

UNDERWRITER:   CS First Boston Corporation


                            Information pursuant to Section 7.8 (a) of the
                    Pooling and Servicing Agreement dated February 1, 1995

i)  Distributions to Class A and Class R Certificates            See Page 1

ii)  Principal Distributions to the Certificates:      Class A-1      Class A-2
          Scheduled Principal                          $5,214.46      $5,508.27
          Paid-in-Full Loans                         $282,556.49     $44,076.37
          Prepayments                                  $1,419.20        $844.54
      Liquidation & Insurance Proceeds - Principal    $27,402.25    $170,641.14
           Loan Repurchases                                $0.00          $0.00
          Substitution Amounts                             $0.00          $0.00
          Principal Carry Forward Amount                   $0.00          $0.00
          Subordination Deficiency Amount                  $0.00          $0.00
          Subordination Increase Amount               $19,198.11     $36,777.54
less:   Subordination Reduction Amount                     $0.00          $0.00

               Total Principal Distribution          $335,790.51    $257,847.86


iii)  Interest distributions to the Certificates                 See Above

iv)  Certificate Principal Balances                              See Above

                                                         Group 1        Group 2
v)  Insured Payment to the Certificateholders              $0.00          $0.00

vi)  Information furnished by the Sponsor pursuant to Section 6049 (d) (7) (c)


vii)  Substitution Amounts & Loan Purchase Price Amounts in the distribution
                                                                 See (ii)
viii)  Available Funds Cap Carry Forward Amount                           $0.00

Available Funds Cap Carry-Forward Amortization Amount to A-2              $0.00


ix)  Subordination Reduction Amount                              See (ii)

x)  Current Period Realized Losses                                   $39,315.46
     Cumulative Loss Amount                                            0.600752%
     Rolling Three Month Delinquency Rate                             12.594736%
     Step Down Loss Amount                                                $0.00
     12 Month Loss Amount                                           $257,488.57

xi)  Certificate Factors              Beginning       Ending
                                     Certificate    Certificate
                                       Balance        Balance
                    Class A-1          0.28925210     0.26710087
                    Class A-2          0.33965734     0.33147247

                           Group 1        Group 2
xii)   Beg Balance      4979055.07    11785442.85
       End Balance      4638096.80    11549422.94

                                                      GROUP 1

Delinquency Advances Made                            ($11,582.66)
Paid-In-Full Compensating Interest                       $676.99

Accrued Servicing Fees                                 $2,085.81
Servicing Fees Retained                                $3,153.64

Interest Remittance from Servicer                      50,739.15
Principal Remittance from Servicer                    316,592.40
Certificate Account Investment Earnings                   208.99
  Total Deposit to the Certificate Account            367,540.54

Trustee Fees                                             $182.70
Premium Amount                                           $508.52


Subordination Reduction Amount                             $0.00
Total Monthly Excess Spread                           $19,198.11
Total Monthly Excess Cashflow                         $19,198.11

Available Funds                                      $347,651.21

Net Monthly Excess Cashflow                           $19,198.11

Total Available Funds                                $347,651.21

Total Available Funds Shortfall                            $0.00

Amortized Subordinated Amount Requirement                  $0.00

Excess Subordinated Amount                                 $0.00

Initial Specified Subordinated Amount                $480,370.96

Specified Subordinated Amount                      $4,865,143.58

                    Before Distributions          After Distributions
Subordinated Amount    $594,282.45                   $589,114.69

Specified Increase Amount           $4,384,772.62

Subordination Deficiency Amount     $4,295,227.00

Subordination Deficit                       $0.00

Subordination Increase Amount          $19,198.11


                             Before Distributions After Distributions
Principal Carry Forward Amount              $0.00          $0.00

Reimbursement Amount paid to the Certificate Insurer                      $0.00


                                                      Current         Next
                                                  Distribution   Distribution
                                                       Date           Date
Weighted Average Coupon                                 12.91210%      12.92687%
Weighted Average Net Coupon Rate                        12.20940%      12.22400%


Remaining Balance of Largest Loan                    $173,801.38



                                       GROUP 2

Delinquency Advances Made                             $18,656.71
Paid-In-Full Compensating Interest                        $75.80

Accrued Servicing Fees                                 $4,910.60
Servicing Fees Retained                                $4,350.69

Interest Remittance from Servicer                      96,503.49
Principal Remittance from Servicer                    221,070.32
Certificate Account Investment Earnings                   881.02
  Total Deposit to the Certificate Account            318,454.83

Trustee Fees                                             $445.84
Premium Amount                                         $1,309.89


Subordination Reduction Amount                             $0.00
Total Monthly Excess Spread                           $36,777.54
Total Monthly Excess Cashflow                         $36,777.54

Available Funds                                      $279,921.56

Net Monthly Excess Cashflow                           $36,777.54

Total Available Funds                                $279,921.56

Total Available Funds Shortfall                            $0.00

Amortized Subordinated Amount Requirement                  $0.00

Excess Subordinated Amount                                 $0.00

Initial Specified Subordinated Amount                $787,608.30

Specified Subordinated Amount                     $11,487,833.46

                    Before Distributions          After Distributions
Subordinated Amount  $1,085,217.69                 $1,107,045.64

Specified Increase Amount          $10,700,225.16

Subordination Deficiency Amount    $10,417,565.36

Subordination Deficit                       $0.00

Subordination Increase Amount          $36,777.54


                             Before Distributions After Distributions
Principal Carry Forward Amount              $0.00          $0.00

Reimbursement Amount paid to the Certificate Insurer                      $0.00

                                                      Current         Next
                                                   Distribution   Distribution
                                                       Date           Date
Weighted Average Coupon                                 10.49220%      10.52370%
Weighted Average Net Coupon Rate                         9.79220%       9.82370%


Remaining Balance of Largest Loan                    $331,252.06


                                 SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


              EquiVantage Home Equity Loan Trust 1995-1



                                   By
                                      Name:     Donna Fanning
                                      Title:    Assistant Vice President

Dated:        July 31, 1997